Exhibit 10.9(b)
LANVISION SYSTEMS, INC.

First amendment to the Lease for office space between Creek Road Warehouse Complex, LLC and LanVision, Inc., dated November 20, 2002


                            FIRST AMENDMENT TO LEASE

            This First Amendment to Lease (this "First Amendment") is made as of this 20 day of November, 2002, by and between Creek Road Warehouse Complex, LLC (hereinafter referred to as "Lessor"), and LanVision, Inc. (hereinafter referred to as "Lessee").

                              W I T N E S S E T H :

WHEREAS, Creek Road Warehouse Complex, LLC as Lessor and Lan Vision, Inc. as Lessee entered into a certain lease (the "Original Lease") dated May 4, 2000, whereby Lessor leased to Lessee certain premises (the "Premises") consisting of approximately 15,000 square feet of space in the building known as 5481 Creek Road, Cincinnati, Ohio 45242.

NOW, THEREFORE, for good and valuable consideration the receipt and legal sufficiency of which are hereby acknowledged, the Lease is hereby amended as follows:

A. Term. To have and to hold the Premises, together with all privileges, rights, and obligations thereunto appertaining and belonging unto Lessee, for and during the term of one (1) year (the "Renewal Term") commencing February 1, 2003 and ending January 31, 2004.

B. Base Rent. Lessee shall pay Lessor as base rent for the Premises during the Renewal Term, without prior notice or demand, monthly rental as follows:


               LEASE PERIOD                       MONTHLY RENT     ANNUAL RENT
               ------------                       ------------     -----------
    February 1, 2003 - January 31, 2004             $10,250.00     $123,000.00

C. Lessor's Work. Lessor shall clean the area above the ceiling tiles from roof debris, replace stained ceiling tiles, freshen landscaping around the building, update the exterior signage, and eliminate rust stains over the entry.

D. Entirety of Agreement. To the extent not modified and amended by this First Amendment to Lease, all provisions and terms of the Original Lease dated May 4, 2000, shall remain unchanged and in full force and effect.

      IN WITNESS WHEREOF, Lessor and Lessee have caused this First Amendment to Lease to be duly executed as of the date and year indicated below each signature.

WITNESSES:                               LESSOR:

Signed and acknowledged in the           Creek Road Warehouse Complex, LLC
presence of:


_______________________________________  By:__________________________________

Printed Name:__________________________  Its:          Member

                                         Date:________________________________
_______________________________________

Printed Name:__________________________


Signed and acknowledged in the           LESSEE:
presence of:                             Lan Vision, Inc.


_______________________________________  By:__________________________________

Printed Name:__________________________  Its:_________________________________

                                         Date:________________________________
_______________________________________

Printed Name:__________________________

                                     LESSOR

STATE OF OHIO         }
                      } SS:
COUNTY OF HAMILTON    }

      BE IT REMEMBERED that on this     day of            , 2002 before me, the
subscribed notary public, personally appeared Andrew J. Green who, I am satisfied, is the person who signed the within instrument as Member of Creek Road Warehouse Complex, LLC, and he thereupon acknowledged that said signature of the within instrument was his voluntary act and deed.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                         _____________________________________
                                         Notary Public

                                         My commission expires:_______________

                                     LESSEE

STATE OF               }
                       } SS:
COUNTY OF              }

      BE IT REMEMBERED that on this     day of             , 2002 before me, the
subscribed notary public, personally appeared           who, I am satisfied, is
the person who signed the within instrument as             of LanVision, Inc.,
and he thereupon acknowledged that the said instrument made by such corporation was signed, sealed with its corporate seal and delivered by him as such officer, and is the voluntary act and deed of such corporation, made by virtue of authority from its Board of Directors.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                         _____________________________________
                                         Notary Public

                                         My commission expires:_______________